Putnam
Investment Grade
Municipal Trust III

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

All the ingredients for positive municipal bond performance have been available for some time now: robust economic growth, negligible inflation, and strong municipal balance sheets. The only drawback has been a slight rise in long-term interest rates. Nevertheless, thanks to careful security selection and well-placed sector bets, Putnam Investment Grade Municipal Trust III was able to deliver solid returns for the six months ended April 30, 1999.

Total return for 6 months ended 4/30/99

     Net asset value             Market price
----------------------------------------------------------------
         1.50%                       0.64%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* CALL PROTECTION A TOP PRIORITY

In a financial world where market highs and lows seem to be making headlines daily, the municipal market has unquestionably been one of the calmest. Municipal bond yields -- which rise as bond prices fall -- have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. While this means that municipal yields are heading back to more traditional ratios, municipal yields are still quite attractive at 90% of comparable Treasuries.

In this environment, one of fund manager Rick Wyke's key challenges was to deliver an attractive level of income while maintaining high credit quality. Although yields on municipal securities have risen slightly over the past several months, they had fallen considerably over the past several years. That means currently available yields are much lower than the yields provided by many of the portfolio's older bond holdings. As these older bonds reach their call dates, Rick continues to seek new holdings with distant call dates to maximize the length of time these bonds will generate income for the fund.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation     19.7%

Health care        19.6%

Utilities          12.5%

Water and
sewer              12.0%

Housing             4.9%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


* EMPHASIS ON SECURITY AND SECTOR SELECTION

While in-depth research and careful individual security selection is the foundation of your fund's strategy, Rick also focuses on states and sectors that he believes offer a combination of attractive income and performance potential. The fund's New York City general obligation bonds continue to fall into this category, as sustained economic growth, strong financial operations, and a sustained record of accurate revenue forecasts buoyed their credit worthiness.

Rick has also identified two industry sectors where taking on a little more credit risk can have rewarding results: transportation and utilities. The economy's strength continues to provide solid underpinnings for the transportation industry -- especially airlines and air freight. As an example, Denver International Airport revenue bonds continue to provide solid income for the fund. A record 36.8 million passengers traveled through this airport in 1998, while net income and revenues increased as well.

In the utility sector, Rick believes that while deregulation and restructuring are still in the early stages, the prices of many municipal electric utility bonds have already been fully discounted and now represent significant value. For example, the fund's Consolidated Edison holdings received a boost in creditworthiness as ConEd completed a profitable sale of its final bundle of power generation facilities. Two Nevada revenue bond issues, Southwest Gas Company and Nevada Power Company, contributed to the fund's positive performance. Nevada Power has a strong service territory with a concentration of non-nuclear power assets. The proposed merger of Southwest Gas with ONEOK would create the largest independent gas distributor in the United States. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A/A -- 15.0%

BBB/Baa -- 26.9%

BB/Ba -- 2.4%

AAA/Aaa -- 47.3%

AA/Aa -- 8.4%

Footnote reads:
*As a percentage of market value as of 4/30/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LOW INTEREST RATES INCREASED VALUE OF LEVERAGING

Low interest rates were advantageous for the fund's leveraging strategy, which historically has been useful in enhancing current income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred shareholders, the surplus is used to enhance income for the common shareholders. With the Federal Reserve Board lowering short-term interest rates three times last fall and long-term interest rates edging up over the past several months, the spread between short- and long-term rates widened, making leveraging an even more successful income-generating strategy over the annual period.

With indications that inflation may be starting to rise, the consumer price index is moving towards an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous, but is actually still well below what has been generally considered average (4%). And despite some signs of inflation, we still live predominately in a deflationary world where many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-inflation yield looks very good in addition to the benefit of substantially less volatility.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                            Lehman Brothers
                                    Market  Municipal Bond    Consumer
(common shares)            NAV      price       Index       price index
-----------------------------------------------------------------------
6 months                  1.50%      0.64%       1.75%          1.47%
-----------------------------------------------------------------------
1 year                    6.24      11.89        6.95           2.28
-----------------------------------------------------------------------
5 years                  42.33      57.59       43.57          12.75
Annual average            7.31       9.52        7.50           2.43
-----------------------------------------------------------------------
Life of fund (11/29/93)  34.27      26.08       39.73          13.99
Annual average            5.59       4.37        6.38           2.45
-----------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                              Market
(common shares)                                 NAV           price
-----------------------------------------------------------------------
6 months                                       0.83%          2.99%
-----------------------------------------------------------------------
1 year                                         5.39          10.22
-----------------------------------------------------------------------
5 years                                       41.42          56.56
Annual average                                 7.18           9.38
-----------------------------------------------------------------------
Life of fund (since 11/29/93)                 33.91          27.22
Annual average                                 5.63           4.62
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/99

-----------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------
Number                                                 6
-----------------------------------------------------------------------
Income                                              $0.4002
-----------------------------------------------------------------------
Capital gains1                                         --
-----------------------------------------------------------------------
  Total                                             $0.4002
-----------------------------------------------------------------------
Preferred shares Series A (200 shares)
-----------------------------------------------------------------------
Income                                              $856.25
-----------------------------------------------------------------------
  Total                                             $856.25
-----------------------------------------------------------------------
Share value (common shares)                    NAV         Market price
-----------------------------------------------------------------------
10/31/98                                     $13.51          $13.687
-----------------------------------------------------------------------
4/30/99                                       13.31           13.375
-----------------------------------------------------------------------
Current return (common shares/end of period)
-----------------------------------------------------------------------
Current dividend rate2                         6.01%           5.98%
-----------------------------------------------------------------------
Taxable equivalent3                            9.95            9.90
-----------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do no match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.




The fund's portfolio
April 30, 1999 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alaska (1.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA+          $   1,098,750

California (11.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Beverly Hills, Pub. Fin. Auth. Lease Rev. Bonds,
                       MBIA, 5.65s, 6/1/15                                                      Aaa              2,656,250
          1,250,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                       (acquired 6/6/95, cost $1,339,094) (RES)                                 Aaa              1,434,375
            500,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB                490,625
          1,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                       Rev. Bonds, Sr. lien, Ser. A, stepped coupon
                       zero % (7s, 1/1/05) 1/1/08 (STP)                                         Baa3             1,222,500
          1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                       8.498s, 4/23/08 (SEG)                                                    Aaa              1,228,750
                                                                                                            --------------
                                                                                                                 7,032,500

Colorado (9.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             2,455,816
            795,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa                905,306
          1,370,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             1,477,888
            130,000    Ser. A, 8 1/2s, 11/15/23, Prerefunded                                    Aaa                142,025
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,258,750
                                                                                                            --------------
                                                                                                                 6,239,785

Florida (4.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
            880,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A3                 925,294
          1,795,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A3               1,887,389
                                                                                                            --------------
                                                                                                                 2,812,683

Georgia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  GA Med. Ctr. Hosp. Auth. IFB
                       (Columbus Regl. Hlth. Care Syst.), Ser. B,
                       MBIA, 9.307s, 8/1/10                                                     Aaa                589,375

Illinois (7.5%)
--------------------------------------------------------------------------------------------------------------------------
                     IL Hlth. Fac. Auth. Rev. Bonds
          1,690,000    (Glenoaks Med. Ctr.), Ser. D, 9 1/2s, 11/15/15                           Baa1             1,854,775
          2,000,000    (Highland Pk. Hosp.), Ser. A, MBIA, 5 3/4s,
                       10/1/17                                                                  Aaa              2,140,000
            750,000  IL Dev. Fin. Auth. Hosp. Rev. Bonds
                       (Adventist Hlth. Syst./Sunbelt Obligation),
                        5.65s, 11/15/24                                                         A-                 738,750
                                                                                                            --------------
                                                                                                                 4,733,525

Indiana (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Recreation Fac.
                       Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                       Ser. A, AMBAC, 7s, 6/1/21                                                Aaa              2,150,000

Kansas (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Burlington, Poll. Ctrl. Rev. Bonds
                       (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                            Aaa              2,592,000

Kentucky (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Boone Cnty. Poll., Ctrl. Rev. Bonds
                       (Coll-Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s,
                       11/15/22                                                                 Aa3              1,097,500

Louisiana (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             1,526,500

Massachusetts (5.4%)
--------------------------------------------------------------------------------------------------------------------------
            750,000  MA State Hlth. & Edl. Fac. Auth. IFB
                       (Med. Ctr. of Central MA), Ser. B,
                       AMBAC, 9.92s, 6/23/22                                                    Aaa                981,563
          1,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                       MBIA, 6.15s, 12/1/29                                                     Aaa              1,051,250
            830,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                Aaa              1,381,950
                                                                                                            --------------
                                                                                                                 3,414,763

Minnesota (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa              1,024,438

Nevada (3.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          1,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             1,096,250
          1,000,000    (NV Pwr. Co.), Ser. A, 5.9s, 11/1/32                                     BBB-             1,018,750
                                                                                                            --------------
                                                                                                                 2,115,000

New Jersey (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,455,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03                              Ba3              1,520,475

New York (10.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Metropolitan Trans. Auth. Commuter Fac.
                       Rev. Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                                 Aaa              1,048,750
                     NY City, G.O. Bonds
            725,000    Ser. B, 7 1/2s, 2/1/06                                                   A3                 799,313
            275,000    Ser. B, 7 1/2s, 2/1/06, Prerefunded                                      A3                 305,938
                     NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          2,000,000    Ser. C, 7 3/4s, 6/15/20                                                  Aaa              2,197,500
          1,000,000    Ser. B, 5 3/4s, 6/15/26                                                  A1               1,060,000
          1,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               1,031,300
                                                                                                            --------------
                                                                                                                 6,442,801

Pennsylvania (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Allegheny Cnty., Indl, Dev. Rev. Bonds, 6.7s, 12/1/20                      Baa2             1,087,500
          1,000,000  Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                       Ser. A, 6.2s, 7/1/19                                                     A-               1,035,000
                                                                                                            --------------
                                                                                                                 2,122,500

Puerto Rico (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                       Ser. A, 5s, 7/1/38                                                       A                1,449,375
            500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.018s, 7/1/23                               Aaa                582,500
                                                                                                            --------------
                                                                                                                 2,031,875

Tennessee (6.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Maury Cnty. Indl. Dev. Board Poll. Control
                       Rev. Bonds (Saturn Corp.), 6 1/2s, 9/1/24                                A2               1,102,500
          2,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                              Aaa              3,125,250
                                                                                                            --------------
                                                                                                                 4,227,750

Texas (10.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                                AAA/P            2,760,000
          1,250,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       10.595s, 6/22/21                                                         Aaa              1,446,875
          2,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               2,225,000
                                                                                                            --------------
                                                                                                                 6,431,875

Virginia (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                       7.1s, 1/1/17                                                             Aa1              1,048,750

Washington (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              1,964,375
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $59,936,996) (b)                                               $   62,217,220
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $63,331,000.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30,
      1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $60,008,258, resulting in gross unrealized appreciation and depreciation of $2,716,943 and $507,981, respectively, or net unrealized appreciation of $2,208,962.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      April 30, 1999 was $1,434,375 or 2.3% of net assets.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1999.

      The fund had the following industry group concentration greater than 10% at April 30, 1999 (as a percentage of net assets):

          Transportation     19.7%
          Health care        19.6
          Utilities          12.5
          Water and sewer    12.0

      The fund had the following insurance concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          MBIA               18.2%
          AMBAC              12.1


-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999 (Unaudited)
                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date    Appreciation
-------------------------------------------------------------------------------
Muni Bond Index (Long)   $6,405,750    $6,395,195         June-99     $10,555
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,936,996) (Note 1)                                              $62,217,220
-----------------------------------------------------------------------------------------------
Cash                                                                                    242,591
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   1,372,151
-----------------------------------------------------------------------------------------------
Total assets                                                                         63,831,962

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             66,625
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   267,253
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            111,290
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                8,120
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,055
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,325
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   37,294
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       500,962
-----------------------------------------------------------------------------------------------
Net assets                                                                          $63,331,000

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              55,817,870
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (275,800)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (4,501,849)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,290,779
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $63,331,000

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                              863
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference       $10,000,863
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $53,330,137
-----------------------------------------------------------------------------------------------
Net asset value per common share
($53,330,137 divided by 4,007,092 shares)                                                $13.31
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1999 (Unaudited)
Tax exempt interest income:                                                          $2,009,762
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        221,017
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           34,540
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         4,805
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          1,291
-----------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                               417
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   6,572
-----------------------------------------------------------------------------------------------
Auditing                                                                                 22,459
-----------------------------------------------------------------------------------------------
Postage                                                                                   3,288
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   10,199
-----------------------------------------------------------------------------------------------
Other                                                                                     3,489
-----------------------------------------------------------------------------------------------
Total expenses                                                                          308,077
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (9,397)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            298,680
-----------------------------------------------------------------------------------------------
Net investment income                                                                 1,711,082
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         53,191
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (71,760)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period               (735,379)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                                (753,948)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $  957,134
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       April 30      October 31
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 1,711,082     $ 3,194,222
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (18,569)        581,723
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                              (735,379)        440,582
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    957,134       4,216,527

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (171,250)       (359,515)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $863 and $14,904, respectively)                                     785,884       3,857,012
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (1,603,483)     (3,206,786)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                (817,599)        650,226

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  64,148,599      63,498,373
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $275,800 and
$212,149, respectively)                                                             $63,331,000     $64,148,599
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of period                                                                     4,007,092       4,007,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                              200             200
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                           For the period
Per-share                         April 30                                                                         Nov. 29, 1993+
operating performance           (Unaudited)                           Year ended October 31                        to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)         $13.51           $13.35           $13.02           $13.22           $12.36           $14.02(d)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .43              .80              .86              .82              .90              .85(e)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.19)             .25              .36             (.13)             .85            (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .24             1.05             1.22              .69             1.75             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.04)            (.09)            (.09)            (.09)            (.09)            (.06)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.40)            (.80)            (.80)            (.80)            (.80)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                (.44)            (.89)            (.89)            (.89)            (.89)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share
offering costs                        --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $13.31           $13.51           $13.35           $13.02           $13.22           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                  $13.375          $13.687          $12.875          $11.875          $11.875          $10.125
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares) (%)(a)               .64*           12.92            15.54             6.89            25.77           (28.60)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)      $63,331          $64,149          $63,498          $62,166          $62,985          $59,518
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .57*            1.21             1.30             1.30             1.23              .85(e)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        2.89*            5.25             5.90             5.59             6.30             5.89(e)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         2.37*           28.13            37.75           123.89           165.21           148.90*
------------------------------------------------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

(a)  Total return assumes dividend reinvestment.

(b)  Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c)  The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d)  Represents initial net asset value of $14.10 less offering expenses of $0.08. Of these expenses $0.02 are due to a revision of offering expenses on August 31, 1994.

(e)  Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(f)  Preferred shares were issued on February 10, 1994. (Note 4)




Notes to financial statements
April 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $4,063,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------      ----------------
    $1,504,000      October 31, 2002
     1,863,000      October 31, 2003
       452,000      October 31, 2004
       244,000      October 31, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was 3.06%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on stepped-coupon bonds, zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses have been fully amortized on a straight-line basis over a five-year period as of April 30, 1999.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1999, fund expenses were reduced by $9,397 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $2,258,055 and $1,476,125, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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